SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Jan. 31, 2025
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Trust considers all highly liquid investments with an original maturity of three months or less to be cash equivalents. As of January 31, 2025 and 2024, the Trust held $100,204,531 and $23,980,448, respectively, in U.S. Government Securities with maturities of less than three months, or a money market fund that invests primarily in obligations of the U.S. Treasury, which it considers to be cash and cash equivalents.

Revenue Recognition

The Trust accounts for revenue in accordance with ASC 606 - Revenue from Contracts with Customers. All revenue is recognized as the performance obligations are satisfied. In accordance with the Royalty Agreement, the Trust recognizes revenue for providing access to the lands and minerals only after the consideration that it is entitled to receive is determinable. Prior to the outcome of the arbitration that commenced on December 9, 2019, as described further below, the Trust was not entitled to consideration for base and bonus royalties until product was shipped from the NMC facility in Silver Bay, Minnesota. After the outcome of the arbitration and consistent with Cliffs’ payment and pricing practices, the Trust is entitled to payment upon production of pellets to be sold for internal use by facilities owned by Cliffs or its subsidiaries. As a result, the Trust recognizes revenue for internal use pellets upon production of those pellets, which are deemed to be shipped under the Royalty Agreement, regardless of pellet grade. Pellets that are not designated for internal use by Cliffs, or its subsidiaries, continues to be recognized as revenue upon shipment from Silver Bay, Minnesota. Shipped product and deemed shipped product are hereafter collectively referred to as “shipped.”

Base Overriding Royalties

The performance obligation for the base overriding royalty consists of providing NMC access to the Peters Lands, Cloquet Lands, and Mesabi Lands and the right to mine on these lands. The consideration to be received from this access under the Amended Assignment of Peters Lease relates to the volume of iron ore shipped. Mesabi Trust receives royalties at the greater of (i) the aggregate quantity of iron ore products shipped, that were mined from Mesabi Trust Lands, and (ii) a portion of the aggregate quantity of all iron ore products shipped, that were mined from any lands during the calendar year, such portion being 90% of the first four million tons shipped, during such year, 85% of the next two million tons shipped, during such year, and 25% of all tonnage shipped in excess of six million tons during such year.

The royalty percentage paid to the Trust increases as the aggregate tonnage of iron ore products shipped, attributable to the Trust in any calendar year increases. The Trust earns a 2.5% royalty on the first million tons shipped in a calendar year, 3.5% on the second million tons, 5.0% on the third million tons, 5.5% on the fourth million tons and 6.0% beyond four million tons. The base overriding royalties contain variable consideration, as the transaction price is based on a percentage that varies based on the total cumulative tons of iron ore shipped. Under the royalty agreement, measurement of the total cumulative volumes of iron ore shipped and the applicable royalty percentages is reset at the beginning of each calendar year. The Trust estimates the variable consideration it expects to be entitled to receive based on the estimated average royalty percentage over the calendar year periods that are included in the Trust’s fiscal year. The Trust evaluates the estimate of the variable consideration to determine whether the estimate needs to be constrained and includes the variable consideration in the transaction price only to the extent that it is probable that a significant reversal of the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved. The Trust estimates the base overriding royalty percentage using the expected value method, which calculates the estimate based on historical, current, and forecasted shipments. At each quarter end, the Trust updates its estimate of total tons expected to be shipped for the calendar year and applies the estimated annual royalty rate to actual tons shipped in the quarter. The

Trust recognizes revenue for base overriding royalties on a quarterly basis based on actual shipments, the estimated annual royalty rate and estimated prices for iron ore products sold under Cliffs’ Customer Contracts.

Bonus Royalties

The performance obligation for the bonus royalties consists of providing NMC access to the Peters Lands, Cloquet Lands, and Mesabi Lands and the right to mine on these lands. The consideration to be received from this access under the Amended Assignment of Peters Lease relates to the volume of iron ore shipped, by NMC. The Trust recognizes bonus royalties on a quarterly basis based on shipments, for the fiscal quarter at the actual royalty percentage for those shipments and based on the anticipated prices for iron ore products sold under Cliffs’ Customer Contracts. The Trust is paid royalty bonuses when iron ore products shipped are sold at anticipated prices above a threshold price per ton. The royalty bonus is based on a percentage of the gross proceeds of product shipped. The royalty bonus percentage ranges from 1/2 of 1% of the gross proceeds (on all tonnage shipped for sale at prices between the threshold price and $2.00 above the threshold price) to 3% of the gross proceeds (on all tonnage shipped for sale at prices $10.00 or more above the threshold price). The threshold price is adjusted annually for inflation and was $66.00 per ton for calendar year 2023, $67.75 per ton for calendar year 2024, and is $69.41 per ton for calendar year 2025.

Fee Royalties

Fee royalties are determined based on the volume of crude ore mined on a quarterly basis. The Trust recognizes fee royalties on a quarterly basis based on the actual crude ore mined during the fiscal quarter. Fee royalties are payable to the Mesabi Land Trust, a Minnesota land trust, which holds a 20% interest as fee owner in the Amended Assignment of Peters Lease. Mesabi Trust holds the entire beneficial interest in the Mesabi Land Trust for which U.S. Bank N.A. acts as the corporate trustee. Mesabi Trust receives the net income of the Mesabi Land Trust, which is generated from royalties on the amount of crude ore mined after the payment of expenses to U.S. Bank N.A. for its services as the corporate trustee. The fee royalty on crude ore is based on an agreed price per ton, subject to certain indexing.

Arbitration Award Proceeds

As previously reported, on October 14, 2022, Mesabi Trust initiated arbitration against Northshore, the lessee/operator of the leased lands, and its parent, Cliffs, with the American Arbitration Association (“AAA”). The Trust sought an award of damages relating to Cliffs’ and Northshore’s underpayment of royalties in 2020, 2021, and the first four months of 2022 by virtue of Cliffs’ and Northshore’s failure to use the highest priced arms’-length iron ore pellet sale from the preceding four quarters in pricing certain pellet shipments from 2020 through the first four months of 2022. The Trust also sought declaratory relief related to the Trust’s entitlement to certain documentation and to the time when Cliffs’ and Northshore’s royalty obligations accrue.

The evidentiary hearing was completed before a panel of three arbitrators in March 2024 under the commercial rules of the AAA. Post-hearing briefs were exchanged in May 2024. Post-hearing oral arguments and final submissions were concluded in June 2024. The Trust received the final award on September 6, 2024, which unanimously awarded the Trust damages in the amount of $59,799,977 for underpaid royalties in 2020, 2021 and the first four months of 2022, plus pre-award interest in the amount of $11,385,052, calculated at the rate of 10% simple interest per annum from the date of the initial demand through the date of the award. Pursuant to the award, Cliffs and Northshore were required to pay the Trust the amounts specified in the Award by no later than October 6, 2024. The Tribunal approved the parties’ stipulated Consent Award approving the Trust’s ongoing entitlement to certain documentation related to verifying royalty calculations. The Tribunal denied the Trust’s request for declaratory relief regarding the time at which Cliff’s NorthShore’s royalty obligations accrue.

Pursuant to the AAA tribunal’s unanimous final award dated September 6, 2024, Northshore and Cliffs paid Mesabi Trust $71,185,029 on October 4, 2024 as a final award, including interest. This non-recurring revenue is reflected as “Arbitration award” under “Revenues” on the Trust’s Statement of Income.

Accrued Income Receivable

The accrued income receivable represents royalty income earned but not yet received by the Trust under the royalty agreements described elsewhere in these notes. Accrued income receivable is comprised of (i) shipments, during the last month of the Trust’s fiscal year, if any, and (ii) net positive price adjustments, if any, resulting from the price adjustment mechanisms in the agreements between Cliffs and its customers that determine the final sales price of the shipments from Silver Bay, Minnesota. During the fourth quarter of fiscal 2024, positive pricing adjustments of $279,223 were recorded by Mesabi Trust and added to the accrued income receivable due to the price adjustment mechanisms in the agreements between Cliffs and its customers that determined the final sales price of the shipments from NMC with respect to shipments during calendar year 2022. There we no pricing adjustment during the fourth quarter of fiscal 2025. The accrued income receivable balance as of January 31, 2023 was $23,562.

Contract Asset and Contract Liability

The contract asset and contract liability are presented net in the accompanying balance sheets as both the contract asset and contract liability are derived from one customer contract. A net contract asset in the amount of $240,642 and $451,896 is reflected on the Balance Sheet as of January 31, 2025 and 2024, respectively. The net contract asset is made up of a contract asset in the amount of $240,642 and $451,896 and no contract liability as of January 31, 2025 and 2024, respectively. The contract asset relates to variable consideration for base overriding royalties that occurs as a result of escalating base overriding royalty rates earned as thresholds for tons of ore shipped are reached, as described in the base overriding royalties section above. The recorded contract asset represents the additional revenue earned based on the estimated annual royalty rate compared to the effective contracted rate for tons shipped during the period. The contract asset is not available for distribution to the Unitholders until the applicable royalties are actually received by the Trust. A net contract liability of $2,298,121, made up of a contract liability of $2,298,121 and no contract asset existed as of January 31, 2023. Revenue related to this contract liability of $2,298,121 was recognized as revenue during the fiscal year ended January 31, 2024.

Fixed Property, Including Intangibles

The Trust’s fixed property, including intangibles, is recorded at nominal values and includes the following:

1.The entire beneficial interest as assignor in the Amended Assignment Agreements covering taconite properties in Minnesota which are leased to NMC.

2.The entire beneficial interest in Mesabi Land Trust which owns a 20% fee interest in the lands subject to the Peters Lease and the entire fee interest in other properties in Minnesota.

Net Income Per Unit

Net income per unit is computed by dividing net income by the weighted average number of units outstanding.

Concentration of Credit Risk

Financial instruments which potentially subject the Trust to concentrations of credit risk consist primarily of cash that is maintained at an FDIC insured financial institution. At times during the year, the Trust’s cash balance may exceed insured limits.

As further described in Note 1, NMC is the lessee/operator of the Mesabi Trust land. All royalty income earned by the Trust is received from NMC, and accordingly, substantially all of the accrued income receivable, contract assets and contract liabilities are also with NMC. The Trust has recorded $0 allowance for credit losses related to receivables from NMC as of January 31, 2025 and 2024, respectively.

Accounting Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires the Trustees to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Specifically, the accrued income receivable, contract asset, contract liability and related royalty revenue are significant estimates which are subject to change in the near term, and changes to these estimates could have a material effect on the Trust’s financial statements.

Subsequent Events

Material subsequent events are evaluated for recognition or disclosure in the accompanying financial statements.

On April 15, 2025, the Trustees of Mesabi Trust announced the declaration of a distribution of fifty-six cents ($0.56) per Unit of Beneficial Interest payable on May 20, 2025 to Mesabi Trust Unitholders of record at the close of business on April 30, 2025.

Fair Value Measures

Valuation Hierarchy

GAAP establishes a three-level valuation hierarchy for classification of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date.

●	Level 1 — Valuation is based upon quoted prices (unadjusted) for identical assets or liabilities in active markets.
●	Level 2 — Valuation is based upon quoted prices for similar assets and liabilities in active markets, or other inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.
●	Level 3 — Valuation is based upon other unobservable inputs that are significant to the fair value measurement.

The classification of assets and liabilities within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement in its entirety.

The carrying amounts of highly liquid investments classified as cash equivalents approximated fair value as of January 31, 2025 and 2024, because of the relative short maturity of these investments.

Recent Accounting Pronouncements

In November 2023, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2023-07; Improvements to Reportable Segment Disclosures. The ASU, which amends Top 280: Segment Reporting, improves disclosure requirements for reportable segments and enhances disclosures for companies with single reportable segments. The Trust has a single reportable segment based on the nature of the Trust and its operations. The nature of the Trust and the accounting policies of the single segment are the same as described throughout Notes 1 and 2. The Trust’s Chief Operating Decision Maker (“CODM”) is the Trustees of Mesabi Trust. The Trust adopted the standard on February 1, 2024. The adoption did not have a material impact on the Trust’s financial statements.

The Trust has evaluated other recently issued accounting pronouncements and interpretations that are effective for the fiscal year ended January 31, 2025, and has determined they do not have a material effect on the Trust’s financial position, results of operations or cash flows. The Trust has also evaluated accounting standards and interpretations that were issued during the fiscal year ended January 31, 2025, that will be effective for subsequent fiscal years and does not believe they will have a material effect on the Trust’s financial position, results of operations or cash flows when adopted.